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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)     NOVEMBER 28, 2007
                                                         -----------------------


                              OVERHILL FARMS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       001-16699             75-2590292
-----------------------------           ---------             ----------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA      90058
-------------------------------------------------------------------------------
                (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code            (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS

         NOTICE OF EARNINGS RELEASE
Overhill Farms, Inc., today announced that the Company anticipates announcing annual and fourth quarter 2007 earnings on Tuesday, December 11, 2007. A copy of the press release is furnished in Item 9.01 of this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            Not applicable.

      (b)   Pro Forma Financial Information.
            -------------------------------

            Not applicable.

      (c)   Shell Company Transactions.
            --------------------------

            Not applicable.

      (d)   Exhibits.
            --------

            Number   Description
            ------   -----------

            99 Overhill Farms to Issue 2007 Annual and Fourth Quarter Earnings on December 11, 2007



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 28, 2007                    OVERHILL FARMS, INC.

                                            By: /S/ TRACY E. QUINN
                                                -----------------------
                                                 Tracy E. Quinn, Chief Financial
                                                 Officer




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                         EXHIBITS FILED WITH THIS REPORT

Number              Description
------              -----------

99 Overhill Farms to Issue 2007 Annual and Fourth Quarter Earnings on December 11, 2007

















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